SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF

THE SECURITIES EXCHANGE ACT OF 1934

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☐ Soliciting Material Pursuant to Section 240.14a-12

MAD CATZ INTERACTIVE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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July 28, 2006

Dear Fellow Shareholder:

You are cordially invited to attend our Annual Meeting of Shareholders on Tuesday, August 29, 2006, at 11:00 a.m., Pacific Time at Mad Catz, Inc.’s offices located at 7480 Mission Valley Road, Suite 101, San Diego, California, 92108.

The business to be conducted at the Annual Meeting is explained in the accompanying Notice of Annual Meeting of Shareholders and Management Proxy Circular and Proxy Statement. At the Annual Meeting, we will also discuss our results for the past year.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Please complete, sign, and date your proxy card today and return it in the envelope provided. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy.

Thank you for your continued support.

Sincerely,

Darren Richardson

President and Chief Executive Officer

MAD CATZ INTERACTIVE, INC.

7480 MISSION VALLEY ROAD, SUITE 101

SAN DIEGO, CALIFORNIA 92108

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD AUGUST 29, 2006

The 2006 Annual Meeting of Shareholders (the “Annual Meeting”) of Mad Catz Interactive, Inc. (the “Company”) will be held at Mad Catz, Inc.’s offices located at 7480 Mission Valley Road, Suite 101, San Diego, California, 92108, on Tuesday, August 29, 2006, beginning at 11:00 a.m., Pacific Time. The purposes of the Annual Meeting are to:

1.	Elect five directors of the Company to serve until the Annual Meeting of Shareholders to be held in 2007 and until their respective successors are elected and qualified;

2.	Appoint KPMG LLP as the Independent Registered Public Accounting Firm of the Company and to authorize the Board of Directors to fix the Independent Registered Public Accounting Firm’s remuneration; and

3.	Transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on July 28, 2006 as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

These items of business, including the nominees for director, are more fully described in the Management Proxy Circular and Proxy Statement accompanying this notice.

Whether or not you plan to attend the Annual Meeting, we encourage you to vote your shares by proxy. This will ensure the presence of a quorum at the Annual Meeting. Voting by proxy will not limit your right to change your vote or to attend the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Darren Richardson

President and Chief Executive Officer

July 28, 2006

MAD CATZ INTERACTIVE, INC.

7480 MISSION VALLEY ROAD, SUITE 101

SAN DIEGO, CALIFORNIA 92108

MANAGEMENT PROXY CIRCULAR AND PROXY STATEMENT FOR

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD AUGUST 29, 2006

This Management Proxy Circular and Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Mad Catz Interactive, Inc. (the “Company,” “Mad Catz,” “we” or us”) of proxies from the holders of shares of common stock of the Company to be voted at the Annual Meeting of Shareholders to be held on Tuesday, August 29, 2006, at 11:00 a.m., Pacific Time, at Mad Catz, Inc.’s (“MCI”) offices located at 7480 Mission Valley Road, Suite 101, San Diego, California, 92108 (the “Annual Meeting”). This Management Proxy Circular and Proxy Statement, the proxy card, and our Annual Report were first mailed to shareholders entitled to vote at the meeting on or about July 28, 2006.

QUESTIONS AND ANSWERS ABOUT THE PROXY

MATERIALS AND OUR 2006 ANNUAL MEETING

Q:	What is the purpose of the Annual Meeting?

A:	The Annual Meeting is being held to consider and vote upon (1) the election of five directors to serve until the Annual Meeting of Shareholders in 2007 and until their successors are duly elected and qualified and (2) the appointment of KPMG LLP as the Independent Registered Public Accounting Firm of the Company and the authorization of the Board of Directors to fix the remuneration of the Independent Registered Public Accounting Firm. The Company’s Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. In addition, management will report on the Company’s performance during fiscal 2006 and respond to questions from shareholders.

Q:	What is the Board’s Recommendation?

A:	The Board’s recommendations are set forth together with a description of the proposals in this Management Proxy Circular and Proxy Statement. In summary, the Board recommends that you vote:

•	FOR election of the five directors named in this Management Proxy Circular and Proxy Statement to serve until the Annual Meeting of Shareholders in 2007 and until their successors are duly elected and qualified (see page 5); and

•	FOR the appointment of KPMG LLP as the Independent Registered Public Accounting Firm of the Company and the authorization of the Board of Directors to fix the remuneration of the Independent Registered Public Accounting Firm (see page 7).

Q:	Who is entitled to vote at the Annual Meeting?

A:	Only holders of record of shares of Common Stock as of the close of business on July 28, 2006, the record date fixed by the Board of Directors (the “Record Date”), will be entitled to receive notice of and to vote at the Annual Meeting. As of the Record Date, there were 54,244,383 shares of Common Stock issued, outstanding and entitled to be voted at the Annual Meeting. These shares are held by approximately 233 shareholders of record.

Q:	What shares can I vote?

A:	You may vote all shares of Mad Catz common stock owned by you as of the close of business on the Record Date. You may cast one vote per share that you held on the Record Date. A list of shareholders entitled to vote at the Annual Meeting will be available during ordinary business hours at Mad Catz, Inc.’s offices located at 7480 Mission Valley Road, Suite 101, San Diego, California 92108 for a period of at least 10 days prior to the Annual Meeting and at the Annual Meeting.

Q:	How can I vote my shares at the Annual Meeting?

A.	If your shares are registered directly in your name with our transfer agent, Computershare Trust Company of Canada, you are considered the “shareholder of record” with respect to those shares and the proxy materials and proxy card are being sent directly to you by Mad Catz. As the shareholder of record, you have the right to vote in person at the meeting. If you choose to do so, you can bring the enclosed proxy card or vote using the ballot provided at the meeting. Most of our shareholders hold their shares through a broker, bank or other nominee (that is, in “street name”) rather than directly in their own name. If you hold your shares in street name, your broker, bank or other nominee is forwarding the proxy materials to you, together with a voting instruction card. Because a beneficial owner is not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares, giving you the right to vote the shares at the meeting. Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the Annual Meeting. The shares represented by proxy at the Annual Meeting will be voted or withheld from voting in accordance with the instructions of the shareholder granting such proxy. If the shareholder specifies a choice with respect to any matter to be acted upon, the shares subject to such proxy will be voted accordingly. If no instructions are indicated on a proxy card returned to the Company, the shares represented by that proxy will be voted “FOR” the election, as directors of the Company, of the five nominees named in this Management Proxy Circular and Proxy Statement and “FOR” the appointment of KPMG LLP as the Independent Registered Public Accounting Firm of the Company and the authorization of the Board of Directors to fix the remuneration of the Independent Registered Public Accounting Firm.

Q:	How can I vote my shares without attending the Annual Meeting?

A:

Whether you are the shareholder of record or hold your shares in street name, you may direct your vote without attending the Annual Meeting by completing and mailing your proxy card or voting instruction in the enclosed pre-paid envelope. Each shareholder has the right to appoint a person or company to represent the shareholder at the Annual Meeting other than the person or company, if any designated on the form of the proxy. A shareholder desiring to appoint some other person (who need not be a shareholder of the Company) to represent him, her or it at the Annual Meeting may do so either by inserting such other person’s name in the blank space provided in the form of proxy or by completing another form of proxy and in either case by delivering, at any time up to and including the last business day preceding the day of the Annual Meeting or any adjournment thereof, the completed form of proxy address to the Secretary of the Company, c/o Computershare Trust Company of Canada, Attention Proxy Department, 100 University Avenue, 9th Floor, North Tower, Toronto, Ontario, Canada, M5J 2Y1, or to the Chairman or the Secretary of the Company at the beginning of the Annual Meeting or any adjournment thereof. If your shares are held in street name, your proxy card may contain instructions from your broker, bank or nominee that allow you to vote your shares using the Internet or by telephone. Please consult with your broker, bank or nominee if you have any questions regarding the electronic voting of shares held in street name.

Q:	How will my shares be voted if I return a blank proxy card?

A:	If you are a shareholder of record, and you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our board of directors on all matters and as the proxyholders may determine in their discretion with respect to any other matters properly presented for a vote before the meeting. If you hold your shares in street name and do not provide your broker with voting instructions (including by returning a blank voting instruction card), your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given.

Q:	Can I change my vote or revoke my proxy?

A:	You may change your vote or revoke your proxy at any time before your proxy is voted at the Annual Meeting. If you are a shareholder of record, you may change your vote or revoke your proxy by: (1) delivering to the Company (Attention: Corporate Secretary) at the address on the first page of this Management Proxy Circular and Proxy Statement a written notice of revocation of your proxy; (2) delivering to the Company an authorized proxy bearing a later date; or (3) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting in and of itself, without voting in person, will not cause your previously granted proxy to be revoked. For shares you hold in street name, you may change your vote by submitting new voting instructions to your broker, bank or other nominee or, if you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote your shares at the Annual Meeting, by attending the meeting and voting in person.

Q:	How many shares must be present or represented to conduct business at the Annual Meeting?

A:	The quorum requirement for holding the Annual Meeting and transacting business is that holders of a majority of the outstanding shares of common stock entitled to vote must be present in person or represented by proxy. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

Q:	What if a quorum is not present at the meeting?

A:	Under United States law, if a quorum is not present at the scheduled time of the Annual Meeting, we may adjourn the meeting, either with or without the vote of the shareholders. If we propose to have the shareholders vote whether to adjourn the meeting, the proxyholders will vote all shares for which they have authority in favor of the adjournment. Under Canadian law, if a quorum is not present at the opening of the Annual Meeting, the shareholders present may adjourn the meeting to a fixed time and place, but may not transact any other business.

Q:	What vote is required to approve each of the proposals?

A:	All proposals, including the election of directors, require the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy and entitled to vote on those proposals.

Q:	What happens if additional matters are presented at the Annual Meeting?

A:	Other than the two proposals described in this Management Proxy Circular and Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxyholders, Geofrey Myers, Interim Chairman of the Board, and Darren Richardson, President and Chief Executive Officer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.

Q:	Who will count the votes?

A:	A representative of Computershare Trust Company of Canada, our transfer agent, will tabulate the votes and act as Inspector of Elections.

Q:	Where can I find the voting results of the Annual Meeting?

A:	We will announce preliminary voting results at the Annual Meeting and publish final results in our Quarterly Report on Form 10-Q for the second quarter of fiscal 2007.

Q:	Who will bear the cost of soliciting votes for the Annual Meeting?

A:	The solicitation of proxies will be conducted by mail, and Mad Catz will bear all attendant costs. These costs will include the expense of preparing and mailing proxy solicitation materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation materials regarding the Annual Meeting to beneficial owners of our common stock. We may conduct further solicitation personally, telephonically, through the Internet or by facsimile through our officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation. We may generate other expenses in connection with the solicitation of proxies for the Annual Meeting, which we will pay.

Q:	May I propose matters for consideration at next year’s Annual Meeting or nominate individuals to serve as directors?

A:	Yes. If you wish to propose a matter for consideration at next year’s Annual Meeting or if you wish to nominate a person for election as a director of the Company, see the information set forth in “Shareholder Proposals” and “Shareholder Nominations” below.

Q:	What do I need for admission to the Annual Meeting?

A:	You are entitled to attend the Annual Meeting only if you are a shareholder of record or a beneficial owner as of July 28, 2006, the Record Date, or you hold a valid proxy for the Annual Meeting. You should be prepared to present photo identification for admittance. If you are the shareholder of record your name will be verified against the list of shareholders of record prior to your being admitted to the Annual Meeting. If you hold your shares in street name, you should provide proof of beneficial ownership on the record date, such as a brokerage account statement showing that you owned Mad Catz stock as of the record date, a copy of the voting instruction card provided by your broker, bank or other nominee, or other similar evidence of ownership as of the record date. If you do not provide photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the Annual Meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s articles of incorporation provide that the Board of Directors shall consist of a minimum of three directors and a maximum of 12 directors. The Company’s Board of Directors currently consists of five members: Messrs. Geofrey Myers (Interim Chairman), Darren Richardson, Thomas R. Brown, Robert J. Molyneux, and William Woodward. All of the current directors of the Company are nominees for election at the Annual Meeting. The Board of Directors of the Corporation has fixed the number of directors to be elected at the Meeting at five.

Each director elected at the Annual Meeting will hold office for a one-year term until the 2007 Annual Meeting of Shareholders or until his successor is duly elected, unless prior hereto the director resigns or the director’s office becomes vacant by reason of death or other cause. If any such person is unable or unwilling to serve as a nominee for the office of director at the date of the Annual Meeting or any postponement or adjournment thereof, the proxies may be voted for a substitute nominee, designated by the proxy holders or by the present Board of Directors to fill such vacancy, or for the balance of those nominees named without nomination of a substitute, and the Board may be reduced accordingly. The Board of Directors has no reason to believe that any of such nominees will be unwilling or unable to serve if elected as a director.

The following information is furnished with respect to the Board of Directors’ nominees for election as directors of the Company, including the nominee’s position with the Company, tenure as director and age as of July 28, 2006. Stock ownership information is shown under the heading “Security Ownership of Certain Beneficial Owners and Management” and is based upon information furnished by the respective individuals.

Name and Place of Residence	Position with the Company and Principal Occupation	Age	Director Since
Geofrey Myers(2) Toronto, Ontario	Interim Chairman of the Board of Directors, Secretary, Attorney	55	2005

Darren Richardson San Diego, California	President, Chief Executive Officer and Director, former Executive Vice President of the Company	45	2005

Thomas R. Brown(1)(2) Poway, California	Director, Businessman	55	2006

Robert J. Molyneux(1)(2) Toronto, Ontario	Director, Businessman	50	2006

William Woodward(1) Santa Monica, California	Director, Businessman	46	2006

(1)	Member of the Audit Committee.
(2)	Member of the Compensation and Corporate Governance Committee.

Set forth below is information regarding each of the above named individuals, including a description of his positions and offices with the Company, a description of his principal occupation and business experience during at least the last five years and directorships presently held by him in other companies

Geofrey Myers

Mr. Myers has been a director of the Company since September 2005 and was appointed Interim Chairman of the Board in June 2006. Mr. Myers has been a partner in the law firm of Lang Michener LLP since 1984 and is the Chair of Lang Michener’s Corporate Finance/Securities Law Group and Natural Resources & Mining Law Group. Mr. Myers holds a Masters of Science degree and a Bachelor of Laws degree from the University of Toronto. See “Certain Transactions” for a discussion of the Company’s relationship with Lang Michener LLP.

Darren Richardson

Mr. Richardson has been President and Chief Executive Officer of the Company since April 1, 2004, and a director of the Company since 2005. Prior to his appointment as President and Chief Executive Officer, Mr. Richardson served as Executive Vice President of the Company since October 1997 and as President and Chief Operating Officer of Mad Catz, Inc. since September 1999. Mr. Richardson served in several senior management capacities with Games Trader from 1997 until 1999, including Chief Operating Officer, and Vice President of Business Development, responsible for sales and marketing with a focus on new account development. He holds a Master of Business Administration degree from Trinity College, Dublin, and a Bachelor of Commerce degree from the University of Wollongong, Australia.

Thomas R. Brown

Mr. Brown has been a director of the Company since May 2006. Mr. Brown serves as President of BrownThompson Executive Search, a financial executive search firm, a position he has held since April 2005. From April 2001 to September 2004, Mr. Brown was Executive Vice President and Deputy President of the Information Technology division of Sony Electronics, where he was responsible for supply chain operations including Information Technology, Procurement, North American Manufacturing Operations and Finance. He continued to consult with Sony Electronics on its ERP implementation from September 2004 to January 2005. From April 2000 to September 2004, Mr. Brown was concurrently the Executive Vice President and President of Information Technology Division for Sony Electronics, where he was responsible for establishing the North American personal computer division. Mr. Brown is currently a director of American Technology Corporation. Mr. Brown holds a Bachelor of Arts degree in Economics from Rutgers University. Mr. Brown is also a certified public accountant.

Robert J. Molyneux

Mr. Molyneux has been a Director of the Company since June 2006. Mr. Molyneux has been a principal in Imperial Capital Corporation, a private equity buy-out firm based in Toronto, Canada, since September 2004. Previously, Mr. Molyneux was President of Ravenna Capital Corporation, a private merchant banking firm he founded in 1992. Mr. Molyneux has been a director of numerous private and public companies, and he is currently a director of Jutan (Citizen) Electronics, one of Canada’s leading consumer electronics companies, and Procaps LLP, a leader in one the world’s fastest growing extreme sports. Mr. Molyneux holds an Honours Bachelor of Business Administration degree from Wilfrid Laurier University. Mr. Molyneux is also a Chartered Accountant.

William Woodward

Mr. Woodward has been a Director of the Company since June 2006. Mr. Woodward has been the Managing Director and a founder of Anthem Venture Partners since 2000. Prior to founding Anthem Venture Partners, Mr. Woodward was a Managing Director of Avalon Investments, an early-stage technology venture capital firm. Mr. Woodward has founded numerous technology companies, including Paracomp, which later became MacroMedia, Inc., the largest multimedia software company in the world at its initial public offering, and Pulse Entertainment, the world’s leading 3D animation engine and tools company for mobile communications. Mr. Woodward sits on the board of directors of several private companies, including Axiom Microdevices, Solarflare, Buzznet, and Planet A.T.E, and is Chairman of the Board of Wavestream, Nevengineering, and Pulse Entertainment.

There is no family relationship between any executive officer or director of the Company and any other executive officer or director.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE DIRECTOR.

PROPOSAL 2

APPOINTMENT AND REMUNERATION OF

THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Audit Committee of the Board of Directors of the Company have recommended the accounting firm of KPMG LLP to be appointed as the Independent Registered Public Accounting Firm for the Company for the fiscal year ending March 31, 2007.

Unless authority to vote is withheld, the persons named in the accompanying form of proxy intend to vote for the re-appointment of KPMG LLP, Charter Accountants, as the Independent Registered Public Accounting Firm of the Company for the Company’s fiscal year ended March 31, 2007 and to authorize the Board of Directors to fix the remuneration of the Independent Registered Public Accounting Firm. KPMG LLP has been the independent auditor of the Company and its predecessors for ten years

A representative of KPMG LLP is expected to attend the Annual Meeting and will have an opportunity to make a statement if they desire to do so, and will be available to answer appropriate questions from shareholders.

THE BOARD RECOMMENDS SHAREHOLDER APPROVAL OF THE RE-APPOINTMENT OF KPMG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY AND THE AUTHORIZATION OF THE BOARD OF DIRECTORS TO FIX THE REMUNERATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

CORPORATE GOVERNANCE

The Board has developed corporate governance practices to help it fulfill its responsibility to shareholders to oversee the work of management in the conduct of the Company’s business and to seek to serve the long-term interests of shareholders. The Company’s corporate governance practices are memorialized in our Mandate of the Board of Directors of Mad Catz Interactive, Inc., our Codes of Conduct for Directors and for Employees and the Charters of the two committees of the Board. We continually review these governance practices and update them as necessary to reflect changes in regulatory requirements and evolving oversight practices. These documents are available on our website at www.madcatz.com and upon request in writing to our Secretary, Geofrey Myers.

Board of Directors

Our Board consists of five members. Four of our directors are independent under the requirements set forth in the American Stock Exchange (“AMEX”) listing rules and National Instrument 58-101—Corporate Governance. For a director to be considered independent, the Board must determine that the director does not have a material relationship with the listed company that would interfere with the exercise of independent judgment. The Board has established guidelines to assist it in determining director independence, which conform to the independence requirements of the AMEX listing rules and National Instrument 58-101—Corporate Governance. In addition to applying these independence guidelines, the Board considers all relevant facts and circumstances in making an independence determination, and not merely from the standpoint of the director, but also from that of persons or organizations with which the director has an affiliation. The Board has determined that Messrs. Brown, Myers, Molyneux and Woodward are independent.

Meetings of the Board of Directors

During fiscal 2006, our Board held twelve meetings. During fiscal 2006, all of our directors attended at least 75% or more of the aggregate number of Board meetings and committee meetings on which they served (during the periods for which they served as such). All directors are strongly encouraged to attend the Annual Meetings of shareholders, unless attendance would be impracticable or constitute an undue burden. Messrs. Brigham, McWhinnie and Richardson attended the 2005 Annual Meeting of Shareholders in person and each of our other directors participated by telephone.

Time is allotted at the end of each Board meeting for an executive session involving only our independent directors and non-management directors. Geofrey Myers, Interim Chairman of the Board of Directors acts as presiding director at each executive session.

Committees of the Board of Directors

The Board of Directors has two standing committees: the Audit Committee and the Compensation and Corporate Governance Committee, each of which operated pursuant to a written charter adopted by the Board of Directors. During fiscal year 2006, the Board of Directors elected to combine the Compensation Committee and the Governance and Nominating Committee into the Compensation and Corporate Governance Committee.

Audit Committee

The Audit Committee was established in accordance with requirements of Section 3(a)(58)(A) of the Securities Exchange Act of 1934 and Multilateral Instrument 52-110—Audit Committees. The Audit Committee selects and engages the Company’s independent auditors, reviews the scope of audit engagements, reviews comment letters of such auditors and management’s response thereto, approves professional services provided by such auditors, reviews the independence of such auditors, reviews any major accounting changes made or contemplated, considers the range of audit and non-audit fees, reviews the adequacy of the Company’s internal accounting controls and annually reviews its charter and submits any recommended changes to the Board of Directors for its consideration. The Audit Committee consists of three members: Thomas R. Brown (Chairman), Robert Molyneux and William Woodward. The Board of Directors has determined that each member of the Audit Committee is “independent” and meets the financial literacy requirements of the AMEX listing standards, that each member of the Audit Committee meets the enhanced independence standards established by the United States Securities and Exchange Commission (“SEC”) and that Mr. Brown qualifies as an “audit committee financial expert” as that term is defined in the rules and regulations established by the SEC. The Audit Committee held five meetings in fiscal year 2006.

Compensation and Corporate Governance Committee

The Compensation and Corporate Governance Committee establishes remuneration levels for the Chief Executive Officer, Chief Financial Officer and other executive officers of the Company, reviews significant employee benefit programs and establishes, as it deems appropriate, and administers executive compensation programs, including bonus plans, certain equity-based programs, deferred compensation plans and any other such cash or stock incentive programs. The Compensation and Corporate Governance Committee also identifies and recommends to the Board of Directors qualified candidates for nomination as directors of the Company, develops and recommends to the Board of Directors corporate governance principles applicable to the Company and oversees the evaluation of the Board of Directors and management of the Company. The Compensation and Corporate Governance Committee consists of three members: Geofrey Myers (Chairman), Robert Molyneux and Thomas R. Brown. The Board of Directors has determined that each member of the Compensation and Corporate Governance Committee is “independent” under the AMEX listing standards. The Compensation and Corporate Governance Committee held two meetings in fiscal year 2006.

Compensation of Directors

Members of the Board of Directors who are not salaried employees of the Company receive an annual retainer of $30,000 (a “flat fee”), which is paid by the Company to each director on a quarterly basis.

Shareholder Communications with the Board of Directors

The Board of Directors has not established a formal process for shareholders to follow to send communications to the Board or its members, as the Company’s policy has been to forward to the directors any shareholder correspondence it receives that is addressed to them. Shareholders who wish to communicate with the directors may do so by sending their correspondence addressed to the director or directors as follows Attn: Corporate Secretary, Mad Catz Interactive, Inc., 181 Bay Street, Suite 2500, Toronto, Ontario M5J 2T7.

Director Nominations

The Compensation and Corporate Governance Committee is responsible for reviewing and interviewing qualified candidates to serve on the Board of Directors, for making recommendations to the full Board for nominations to fill vacancies on the Board and for selecting the management nominees for the directors to be elected by the Company’s shareholders at each Annual Meeting.

Director Qualifications

Although neither the Board of Directors nor the Compensation and Corporate Governance Committee has established specific minimum age, education, experience or skill requirements for potential directors, the Board of Directors believes that the appropriate mix of skills, experience, age and gender will help to enhance the performance of the Board of Directors. The Compensation and Corporate Governance Committee has been authorized by the Board of Directors to take into account all factors it considers appropriate in fulfilling its responsibilities to identify and recommend individuals to the Board as director nominees. Those factors may include, without limitation, the following:

•	an individual’s business or professional experience, accomplishments, education, judgment, understanding of the business and the industry in which the Company operates, specific skills and talents, independence, time commitments, reputation, general business acumen and personal and professional integrity or character;

•	the size and composition of the Board and the interaction of its members, in each case with respect to the needs of the Company and its shareholders; and

•	regarding any individual who has served as a director of the Company, his or her past preparation for, attendance at, and participation in meetings and other activities of the Board or its committees and his or her overall contributions to the Board and the Company.

Identification and Evaluation of Nominees

In making nominations for director, the Compensation and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue their service. Current members with qualifications and skills that are consistent with the independent directors’ criteria for Board service are re-nominated. As to new candidates, the Compensation and Corporate Governance Committee will generally poll the Board members and members of management for recommendations. The Compensation and Corporate Governance Committee may also review the composition and qualification of the boards of directors of the Company’s competitors, and may seek input from industry experts or analysts. The Compensation and Corporate Governance Committee the qualifications, experience and background of potential candidates. In making their determinations, the Compensation and Corporate Governance Committee evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best represent shareholder interests through the exercise of sound judgment. After review and deliberation of all feedback and data, the Compensation and Corporate Governance Committee makes recommendations to the Board of Directors by a majority vote. Historically, the Board of Directors has not relied on third-party search firms to identify director nominees. The Board of Directors may in the future choose to engage third-party search firms in situations where particular qualifications are required or where existing contacts are not sufficient to identify an appropriate candidate.

The Compensation and Corporate Governance Committee may use multiple sources for identifying and evaluating nominees for directors, including referrals from the Company’s current directors and management as well as input from third parties, including executive search firms retained by the Board. The Compensation and Corporate Governance Committee will obtain background information about candidates, which may include information from directors’ and officers’ questionnaires and background and reference checks, and will then interview qualified candidates. The Company’s other directors will also have an opportunity to meet and interview qualified candidates. The Compensation and Corporate Governance Committee will then determine, based on the background information and the information obtained in the interviews, whether to recommend to the Board of Directors that a candidate be nominated to the Board.

Shareholder Nominations

The Compensation and Corporate Governance Committee may from time to time consider qualified nominees recommended by shareholders, who may submit recommendations to the Compensation and Corporate Governance Committee through a written notice as described under “Shareholder Proposals” below. Nominees for director who are recommended by shareholders will be evaluated in the same manner as any other nominee for director.

STATEMENT ON CORPORATE GOVERNANCE PRACTICES

The Ontario Securities Commission (the “OSC”) has issued guidelines for effective corporate governance under National Policy 58-201—Corporate Governance Guidelines (the “OSC Guidelines”). The OSC Guidelines deal with matters such as the constitution and independence of corporate boards, their functions, the effectiveness and education of board members, and other items pertaining to sound corporate governance. The OSC has issued National Instrument 58-101—Disclosure of Corporate Governance Practices (the “Instrument”) which requires that each listed company disclose, on an annual basis, its approach to corporate governance by disclosing the information required by the Instrument.

The Company’s Board of Directors (the “Board”) has adopted a formal mandate outlining its responsibilities. The Directors’ Code of Conduct and the Code of Conduct for the Company’s employees have also been implemented. The mandate and the codes of conduct, along with the charters of each of the Company’s Audit Committee and Compensation and Corporate Governance Committee, may be viewed on the Company’s website at www.madcatz.com.

The Company believes that its corporate governance practices ensure that the business and affairs of the Company are effectively managed so as to enhance shareholder value. The disclosure requirements of the Instrument and a commentary on the Company’s approach with respect to each requirement are set forth below.

Disclosure Requirements	Comments
Disclose the identity of directors who are independent.

Geofrey Myers

Thomas R. Brown

Robert J. Molyneux

William Woodward

For more information about each director, please refer to the section entitled “Election of Directors” on page 5 of this Management Proxy Circular and Proxy Statement.

Disclosure Requirements	Comments

Disclose the identity of directors who are not independent, and describe the basis for that determination.	Darren Richardson, the President and Chief Executive Officer of the Company, is the only Board member who is considered not independent (as defined in the Instrument). For more information about each director, please refer to the section entitled “Election of Directors” on page 5 of this Management Proxy Circular and Proxy Statement.

Disclose whether or not a majority of directors are independent.	The Board is composed of five directors, a majority of whom are independent (as defined in the Instrument). After consideration of the criteria set forth in the Instrument, the Board has concluded that 4 of the directors are independent. The remaining director is the President and Chief Executive Officer of the Company.

If a director is presently a director of another issuer that is a reporting issuer (or the equivalent) in a jurisdiction or a foreign jurisdiction, identify both the director and the other issuer.	• Geofrey Myers—Silvermet Inc. • Thomas R. Brown—American Technology Corporation

Disclose whether or not the independent directors hold regularly scheduled meetings at which non-independent directors and members of management are not in attendance. If the independent directors hold such meetings, disclose the number of meetings held since the beginning of the issuer’s most recently completed financial year end.	The Board meets quarterly and at the end of each meeting of the Board, independent directors meet separately without the President and Chief Executive Officer, who is the only non-independent director.

Disclose whether or not the chair of the board is an independent director. If the board has a chair or lead director who is an independent director, disclose the identity of the independent chair or lead director, and describe his role and responsibilities.

Geofrey Myers is the Interim Chairman of the Board and is an independent director.

The Chairman has the responsibility, among other things, of ensuring that the Board discharges its responsibilities effectively. The Chairman acts as a liaison between the Board and the Chief Executive Officer and chairs Board meetings. Further, the Chairman ensures that the non-management members of the Board meet on a regular basis without management being present.

Disclose the attendance record of each director for all board meetings held since the beginning of the issuer’s most recently completed financial year.

Geofrey Myers—4 meetings since election to Board

Darren Richardson—13 meetings since April 1, 2005

Thomas R. Brown—2 meetings since election to Board

Robert J. Molyneux—1 meeting since election to Board

William Woodward—No meetings since election to Board

Disclose the text of the board’s written mandate.	Please refer to Schedule “A” for the Board’s written mandate.

Disclosure Requirements	Comments

Disclose whether or not the board has developed written position descriptions for the chair and the chair of each board committee. If the board has not developed written position descriptions for the chair and/or the chair of each board committee, briefly describe how the board delineates the role and responsibilities of each such positions.

The Board has developed a written position description for each of the following, as recommended by the OSC Guidelines:

•      Chair of the Board;

•      Chair of the Audit Committee; and

•      Chair of the Compensation and Corporate Governance Committee.

Disclose whether or not the board and CEO have developed a written position description for the CEO. If the board and CEO have not developed such a position description, briefly describe how the board delineates the role and responsibilities of the CEO.	The Board and the Chief Executive Officer have developed a written position description for the Chief Executive Officer.

Briefly describe what measure the board takes to orient new directors regarding:

(i)     the role of the board, its committees and its directors, and

(ii)    the nature and operation of the issuer’s business.

New members receive an information package, a tour of the facilities and are provided with the opportunity to interact with and request briefings from other directors and management.

Briefly discuss what measures, if any, the board takes to provide continuing education for its directors. If the board does not provide continuing education, describe how the board ensures that its directors maintain the skill and knowledge necessary to meet their obligations as directors.	Given the size of the Company and the in-depth public company experience of the members of the Board, there is no formal continuing education program in place. Board members are entitled to attend seminars they determine necessary to keep them up-to-date with current issues relevant to their service as directors of the Company.

Disclosure Requirements	Comments

Disclose whether or not the board has adopted a written code for the directors, officers and employees. If the board has adopted a written code:

(i)     disclose how a person or company may obtain a copy of the code,

(ii)    describe how the board monitors compliance with its code, or if the board does not monitor compliance, explain whether and how the board satisfies itself regarding compliance with its code, and

(iii)  provide a cross-reference to any material change report filed since the beginning of the issuer’s most recently completed financial year that pertains to any conduct of a director or executive officer that constitutes a departure from the code.

The Board has adopted a written code of conduct for its directors, and a written code of conduct for its employees.

(i)     a copy of the Company’s codes of conduct referred to above can be obtained on the Company’s website at www.madcatz.com or alternatively, by written request to the Secretary of the Company, at 181 Bay Street, Suite 2500, Toronto, Ontario, M5J 2T7.

(ii)    Code of conduct for employees: the Company requires all employees to certify receipt of the code upon acceptance of employment and maintains a copy of the code on its intranet for access by employees.

         Code of conduct for directors: The Board as a whole monitors compliance by directors with the code.

(iii)  Not applicable.

Describe any steps the board takes to ensure directors exercise independent judgement in considering transactions and agreements in respect of which a director or executive officer has a material interest.	Each director and executive officer is required to fully disclose his or her interest in respect of any transaction or agreement to be entered into by the Company. Once such interest has been disclosed, the Board as a whole determines the appropriate level of involvement the director or executive officer should have in respect of the transaction or agreement.
Describe any other steps the board takes to encourage and promote a culture of ethical business conduct.

Management, supported by the Board, has put structures in place to ensure effective communication between the Company and its stakeholders and the public. The Company provides appropriate disclosure as required by law, and legal counsel reviews all press releases and shareholder reports.

The Board manages the business of the Company on behalf of the shareholders and is responsible for, among other things, strategic planning, monitoring, and management of the Company’s principal risks. Any responsibility that is not delegated to senior management or a committee of the Board remains with the full Board. In addition to those matters, which must by law be approved by the Board, the approval of the Board is required for major transactions or expenditures.

Directors are permitted to contact and engage outside advisors at the expense of the Company.

Disclosure Requirements	Comments

Describe the process by which the board identifies new candidates for board nomination.	The Board assesses each new candidate by considering his or her competencies and skills based on such candidate’s prior service on the boards of other corporations and his or her corporate background.

Disclose whether or not the board has a nominating committee composed entirely of independent directors.	The Board has a Compensation and Corporate Governance Committee composed of three directors, each of whom is independent. During fiscal year 2006, the Board elected to combine its former Compensation Committee and Governance and Nominating Committee into the Compensation and Corporate Governance Committee, which continues to act with regard to nominations.

If the board has a nominating committee, describe the responsibilities, powers and operation of the nominating committee.

The Compensation and Corporate Governance Committee (the “Committee”) is responsible for, among other things, identifying and recommending to the Board new candidates for the Board, annually reviewing the credentials of existing Board members to assess their suitability for re-election and ensuring the provision of an appropriate orientation and education program for new recruits to the Board and continuing education for Board members.

The Committee meets as often as is necessary to carry out its responsibilities.

The Committee will be permitted access to all records and corporate information that it determines to be required in order to perform its duties.

Describe the process by which the board determines compensation for the issuer’s directors and officers.	Please refer to the section entitled “Report of The Compensation and Corporate Governance Committee of The Board of Directors on Executive Compensation” on page 20 of this Management Proxy Circular and Proxy Statement.

Disclose whether or not the board has a compensation committee composed entirely of independent directors.	The Board has a Compensation and Corporate Governance Committee composed of three directors, each of whom is independent.

If the board has a compensation committee, describe the responsibilities, powers and operation of the compensation committee.

The Compensation and Corporate Governance Committee (the “Committee”) is responsible for, among other things, reviewing the recruitment, appointment and termination of the Company’s senior management group, reviewing the annual salary of the Chief Executive Officer, reviewing the senior management group’s employment agreements and reviewing the adequacy and form of compensation of Board members and Board committee members in light of the responsibilities and risks involved in being a director, in the case of the Board, and a chairman, in the case of Board committees.

The Committee meets as often as is necessary to carry out its responsibilities.

The Committee will be permitted access to all records and corporate information that it determines to be required in order to perform its duties.

Disclosure Requirements	Comments

If a compensation consultant or advisor has, at any time since the beginning of the issuer’s most recently completed financial year, been retained to assist in determining compensation for any of the issuer’s directors and officers, disclose the identity of the consultant or advisor and briefly summarize the mandate for which they have been retained. If the consultant or advisor has been retained to perform any other work for the issuer, state that fact and briefly describe the nature of the work.	Not applicable.

If the board has standing committees other than the audit, compensation and nominating committees, identify the committees and describe their function.	Not applicable.

Disclose whether or not the board, its committees and individual directors are regularly assessed with respect to their effectiveness and contribution. If assessments are regularly conducted, describe the process used for the assessments. If assessments are not regularly conducted, describe how the board satisfies itself that the board, its committees, and its individual directors are performing effectively.	In order to assess the effectiveness and contribution of the Board and Board committees, the Compensation and Corporate Governance Committee reviews, on an annual basis, the size and composition of the Board and Board committees and makes appropriate recommendations to the Board. This review process comprises board effectiveness, board and committee structure, board processes as well as director and committee evaluations.

The audit committee should be composed entirely of independent directors and should have a specifically defined mandate.	The Board has appointed an Audit Committee composed of three directors, each of whom is independent. The Audit Committee has a written charter, which can be found on the Company’s website at www.madcatz.com. For more information, please refer to the section entitled “Committees of the Board of Directors—Audit Committee” below.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of July 28, 2006, 54,244,383 shares of Common Stock of the Company have been issued and are outstanding as fully paid and non-assessable, and carrying a right to one vote per share. The following table sets forth certain information regarding beneficial ownership of the Company’s Common Stock as of July 28, 2006, by (i) each shareholder known by the Company to be a beneficial owner of more than 5% of any class of the Company’s voting securities, (ii) each director and nominee of the Company, (iii) the Chief Executive Officer and each additional executive officer named in the summary compensation table under “Executive Compensation” below and (iv) all directors, nominees and executive officers of the Company as a group. The Company believes that, except as otherwise noted, each individual named has sole investment and voting power with respect to the shares of Common Stock indicated as beneficially owned by such individual. Unless otherwise indicated, the business address of each named person is c/o Mad Catz, Inc., 7480 Mission Valley Road, Suite 101, San Diego, California 92108.

Beneficial Owner	Number of Shares Beneficially Owned(1)	Percent of Common Stock Outstanding(2)
Geofrey Myers	0	*
Thomas R. Brown	0	*
Robert J. Molyneux	0	*
William Woodward	0	*
Darren Richardson	724,905	1.3%
Cyril Talbot III	120,000	*
Warren Cook	184,770	*
Whitney Peterson	30,000	*
Jon Middleton	66,666	*
All Officers and Directors as a Group (10 persons)	1,126,341	2.0%

*	Less than one percent.
(1)	As to each person or group in the table, the table includes the following shares issuable upon exercise of options that are exercisable within 60 days from July 28, 2006: Darren Richardson: 675,000; Cyril Talbot: 100,000; Warren Cook: 141,667; Whitney Peterson: 30,000 and Jon Middleton: 66,666.
(2)	All percentages are calculated based upon the total number of shares outstanding of 54,244,383 shares of the Company as of July 28, 2006, plus the number of options presently exercisable or exercisable within 60 days of July 28, 2006 by the named security holder.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth in summary form information concerning the compensation earned during the last three completed fiscal years by our Chief Executive Officer and our four other most highly compensated individuals who served as executive officers of the Company as of the end of the fiscal year ended March 31, 2006 (collectively, the “Named Executive Officers”).

	Fiscal Year	Annual Compensation			Long-Term Compensation	All Other Compensation ($)
Named Executive Officer Name and Principal Position		Salary ($)	Bonus ($)	Other Annual Compensation ($) (1)	Securities Underlying Options Granted (#)
Darren Richardson President and Chief Executive Officer	2006 2005 2004	300,000 300,000 225,000	— 300,000 45,000	13,461 13,389 12,612	— 500,000 75,000	— — —

Cyril Talbot III Chief Financial Officer	2006 2005 2004	220,000 210,000 200,000	— 75,000 —	4,738 4,561 6,154	— — 100,000	— — —

Warren Cook Senior Vice President, Sales, MCI	2006 2005 2004	200,000 200,000 200,000	— 105,280 43,000	14,800 14,300 10,700	— — 66,667	— — —

Whitney Peterson Vice President Corporate Development and General Counsel, MCI	2006 2005 2004	175,000 175,000 175,000	— 75,000 —	7,000 6,500 6,269	— — —	— — —

Jon Middleton Vice President Business Development, MCI (2)	2006 2005	174,000 142,000	— 100,000	— —	— 100,000	— 25,000	(3)

(1)	Amounts shown include the Company’s matching contributions under its 401(k) plan and auto allowances for Messrs. Richardson and Cook.
(2)	Jon Middleton became Vice President Business Development, MCI effective April 18, 2004. Mr. Middleton’s salary, on an annual basis for 2005, would have been $150,000.
(3)	Represents relocation expenses.

Aggregated Option Exercises During the most Recently

Completed Fiscal Year and March 31, 2006 Option Values

Named Executive Officer	Shares Acquired on Exercise (#)	Aggregate Value Realized ($)	Number of Securities Underlying Unexercised Options at March 31, 2006		Value of Unexercised In the Money Options at March 31, 2006 ($) (1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Darren Richardson	—	—	658,333	166,667	—	—
Cyril Talbot III	—	—	100,000	—	—	—
Warren Cook	—	—	241,667	—	—	—
Whitney Peterson	—	—	30,000	—	—	—
Jon Middleton	—	—	33,333	33,333	—	—

(1)	No options held by Named Executive Officers were in the money at March 31, 2006.

Termination of Employment, Employment Contracts, Change in

Responsibilities, Change-in-Control Arrangements

Certain of the Company’s executive officers whose compensation is required to be reported in the Summary Compensation Table are or were parties to written employment agreements with the Company as follows:

Darren Richardson

The Company entered into an employment agreement with Mr. Richardson on May 18, 2000. On April 1, 2004, Mr. Richardson’s employment agreement was amended to reflect Mr. Richardson’s appointment as President and Chief Executive Officer of the Company. Under the terms of the amended employment agreement, Mr. Richardson’s annual base salary is currently $300,000. Mr. Richardson may also receive an annual bonus of up to $300,000 based on certain performance criteria established by the Board of Directors. Under the employment agreement, Mr. Richardson also was granted an option to purchase 500,000 shares of common stock of the Company at the exercise price equal to the fair market value of the Company’s common stock on the date of grant. The term of Mr. Richardson’s employment agreement continues for three years, unless earlier terminated in accordance with its terms and automatically renews for successive one-year periods unless either party gives prior notice of termination. Mr. Richardson’s employment agreement has been renewed for a one-year period. If, during the term of the agreement, there is a termination of employment without cause or in certain other specified circumstances, Mr. Richardson will be entitled to receive one year’s salary. These specified circumstances include where there has occurred a change of control in the Company or its wholly owned subsidiary Mad Catz, Inc.

Cyril Talbot III

The Company is a party to an employment agreement with Cyril Talbot III, pursuant to which Mr. Talbot agreed to serve as our Chief Financial Officer. Under the terms of the employment agreement, Mr. Talbot’s annual base salary is currently $220,000. Mr. Talbot may also receive an annual bonus of up to 25% of his base salary based on certain performance criteria. The agreement provides for a three-year term and thereafter automatically renews for successive one-year periods unless either party gives prior notice of termination. If, during the term of the agreement, there is a termination of employment either without cause or in certain other specified circumstances, Mr. Talbot will be entitled to receive one year’s salary. These specified circumstances include where there has occurred a change of control in the Company or its wholly owned subsidiary Mad Catz, Inc.

Warren Cook

The Company is a party to an employment agreement with Warren Cook, pursuant to which Mr. Cook agreed to serve as Vice President of Sales of Mad Catz, Inc. Under the terms of the employment agreement, Mr. Cook’s annual base salary is currently $200,000. The agreement provides for a three-year term and thereafter automatically renews for successive one-year periods unless either party gives prior notice of termination. If, during the term of the agreement, there is a termination of employment either without cause or in certain other specified circumstances, Mr. Cook will be entitled to receive one year’s salary. These specified circumstances include where there has occurred a change of control in MCI or Mad Catz Interactive, Inc.

Whitney Peterson

The Company is a party to an employment agreement with Whitney Peterson, pursuant to which Mr. Peterson agreed to serve as Vice President Corporate Development and General Counsel of Mad Catz, Inc. Under the terms of the employment agreement, Mr. Peterson’s annual base salary is currently $210,000. The agreement provides for a three-year term and thereafter automatically renews for successive one-year periods unless either party gives prior notice of termination. If, during the term of the agreement, there is a termination of employment either without cause or in certain other specified circumstances, Mr. Peterson will be entitled to receive one year’s salary. These specified circumstances include where there has occurred a change of control in MCI or Mad Catz Interactive, Inc.

Jon Middleton

The Company is a party to an employment agreement with Jon Middleton, pursuant to which Mr. Middleton agreed to serve as Vice President Business Development of Mad Catz, Inc. Under the terms of the employment agreement, Mr. Middleton’s annual base salary is currently $175,000. The agreement provides for a three-year term and thereafter automatically renews for successive one-year periods unless either party gives prior notice of termination. If, during the term of the agreement, there is a termination of employment either without cause or in certain other specified circumstances, Mr. Middleton will be entitled to receive one year’s salary. These specified circumstances include where there has occurred a change of control in MCI or Mad Catz Interactive, Inc.

Stock Option Plan

The Company has an incentive stock option plan (the “Option Plan”) containing the following terms: Options to purchase Common Stock may be granted under the Option Plan to directors, officers, employees or other personnel of the Company or any of its subsidiaries, as determined by the Board of Directors, at a price to be fixed by the Board of Directors, subject to limitations imposed by any stock exchange on which the Common Stock is listed for trading and any other regulatory authority having jurisdiction in such matters. The Common Stock subject to each option shall become purchasable at such time or times as may be determined by the Board of Directors. An option not exercised prior to the date that is five years from the date of grant of such option shall automatically expire and may expire on such earlier date or dates as may be determined by the Board of Directors. Any shares of Common Stock not purchased by the expiration date of the applicable stock option may thereafter be reallocated in accordance with the provisions of the Option Plan. Options are non-assignable and non-transferable by the option holder and are exercisable during the option holder’s lifetime only by the option holder. The Board of Directors may make such arrangements as it deems advisable for the exercise of an option by an option holder who has ceased to be a director, officer or employee of the Company or any of its subsidiaries, or by the estate or heirs of the option holder, subject to any limitations imposed by any stock exchange on which the Common Stock is listed for trading or any regulatory authority having jurisdiction in such matters. The aggregate number of shares of Common Stock reserved for issuance to any one individual under the Option Plan and under any other share compensation arrangement of the Company may not exceed 5% of the number of shares of Common Stock issued and outstanding. The Company does not provide any financial assistance with respect to purchases of shares under the Option Plan. The number of common shares subject to options granted to Insiders (as defined in the Securities Act (Ontario)) is restricted in accordance with the requirements of the Toronto Stock Exchange.

REPORT OF THE COMPENSATION AND CORPORATE GOVERNANCE COMMITTEE

OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

Preliminary Note: Notwithstanding anything to the contrary set forth in any of the previous filings made by the Company under the Securities Act or the 1934 Act that might incorporate future filings, including, but not limited to, the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2006, in whole or in part, the following Executive Compensation Report shall not be deemed to be incorporated by reference into any such future filings.

The Compensation and Corporate Governance Committee of the Board of Directors of Mad Catz Interactive, Inc. establishes and recommends to the Board of Directors compensation levels of the Company’s executive officers. The Committee during fiscal year 2006 consisted of Geofrey Myers, Donald Lenz and Andrew Redmond. This Report discusses the Company’s compensation policies and the basis for the compensation paid to its executive officers (including the Named Executive Officers), during the fiscal year ended March 31, 2006.

The Committee is currently responsible for setting the Company’s policies regarding compensation and benefits, and administering the Company’s employee stock option and stock purchase plans. In particular, the Committee evaluates the performance of management and determines the compensation and benefits of executive officers.

Compensation Philosophy

The Committee’s philosophy with respect to executive compensation has been designed to:

•	Adequately and fairly compensate executive officers in relation to their responsibilities, capabilities and contributions to the Company and in a manner that is commensurate with compensation paid by companies of comparable size or within the Company’s industry;

•	Reward executive officers for the achievement of key operating objectives and for the enhancement of the long-term value of the Company; and

•	Use equity-based incentives designed to motivate executives to focus on long-term strategic objectives, to align the interests of management and the shareholders, and to provide opportunities for management to share in the benefits that they achieve for the Company’s shareholders.

The components of compensation paid to executive officers consist of: (a) base salary, (b) incentive compensation in the form of stock options awarded by the Company under the Company’s Stock Option Plan, (c) incentive compensation in the form of annual bonuses based on the performance of the Company and (d) certain other benefits.

Components of Compensation

The primary components of compensation paid to executive officers and senior management personnel, and the relationship of these components of compensation to the Company’s performance, are discussed below:

•

Base Salary. The Committee periodically reviews and approves the base salary paid to executive officers and members of the Company’s senior management team. Adjustments to base salaries are determined based upon a number of factors, including the Company’s performance (to the extent such performance can fairly be attributed or related to each executive’s performance), as well as the nature of each executive’s responsibilities, capabilities and contributions. In addition, the Committee periodically reviews the base salaries of senior management personnel in an attempt to ascertain whether those salaries fairly reflect job responsibilities and prevailing market conditions and rates of pay. The Committee believes that base salaries for the Company’s executive officers have historically been reasonable, when considered together with other elements of compensation (such as stock options and the bonus plans) in relation to the Company’s size and performance and in comparison with the compensation paid by similarly sized companies or companies within the Company’s industry.

•	Incentive Compensation. As discussed above, a portion of each executive officer’s compensation package is in the form of incentive compensation designed to reward the achievement of key operating objectives and long-term increases in shareholder value. The Committee believes that the stock options granted under the Stock Option Plan reward executive officers only to the extent that shareholders have benefited from increases in the value of the common stock. In establishing the size of an executive’s opportunity for incentive compensation, including bonus and stock options, the Committee takes into account, in addition to general comparative information, the individual performance of the executive and the financial performance and strategic achievements of the Company during the prior year, the executive’s level of responsibility and potential to influence or contribute to the Company’s operations and direction, and the quality of the executive’s long-term strategic decisions made during the year. The Committee generally does not base its considerations on any single performance factor, nor does it specifically assign relative weights to factors, but rather considers a mix of factors and evaluates Company and individual performance against that mix. To the extent that qualitative factors are involved in the determination, the Committee must necessarily make a subjective assessment of performance.

•	Performance Bonuses. Performance bonuses are established by the Committee at the end of the fiscal year and are based on the Company’s financial performance, individual performance and compensation surveys. Bonuses awarded in prior years are also taken into consideration. The Company has also agreed in the employment agreements of certain executive officers to provide performance-based bonuses with target amounts equal to a percentage of the executive’s salary.

•	Other Benefits. The Company maintains certain other plans and arrangements for the benefit of its executive officers and members of senior management. The Company believes these benefits are reasonable in relation to the executive compensation practices of other similarly sized companies or companies within the Company’s industry.

Compensation of the Chief Executive Officer

The Company’s Chief Executive Officer, Darren Richardson, is compensated pursuant to the terms of an employment agreement with the Company. During fiscal 2006, Mr. Richardson received a base salary of $300,000 and a bonus of $300,000 paid in fiscal 2006 for fiscal year 2005. Mr. Richardson’s base salary has not been increased for fiscal 2007 and he received no bonus for fiscal year 2006. Mr. Richardson is eligible to participate in the Company’s stock option plan. The Committee believes that Mr. Richardson’s annual compensation has been set at a level competitive with other companies in the industry.

When determining compensation of the Company’s Chief Executive Officer, the Committee considers the employment market conditions for public companies of similar size and industry segment. Key performance targets and objectives include qualitative factors such as leadership, ability to motivate, strategic vision, business initiative, and managerial skills, as well as quantitative factors such as revenue growth, EBITDA and cash flow generation, marketing efficacy, and expense control.

Internal Revenue Code Section 162(m)

The Committee has considered the potential impact of Section 162(m) of the Internal Revenue Code (“Section 162(m)”) adopted under the federal Revenue Reconciliation Act of 1993. Section 162(m) disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1 million in any taxable year for any of the named executive officers, other than compensation that is performance-based under a plan approved by the shareholders of the corporation. The Committee has concluded that the Company’s Stock Option

Plan meets the requirements for a performance-based plan under the regulation interpreting Section 162(m). Since targeted compensation aside from compensation under such plans is well below the $1 million threshold, the Committee has concluded that Section 162(m) should not reduce the tax deductions available to the Company and that no changes to the Company’s compensation program were needed in this regard.

Conclusion

The Committee believes that its policies further the shareholders’ interests because a significant part of executive compensation is based upon the Company achieving its financial and other goals and objectives. At the same time, the Committee believes that its policies encourage responsible management of the Company in the short-term. The Committee regularly considers executive compensation issues so that its practices are as effective as possible in furthering shareholder interests.

The Committee bases its review on the experience of its own members, on information requested from management personnel, and on discussions with and information compiled by various independent consultants retained by the Company.

June 6, 2006	The Compensation and Corporate Governance Committee

Geofrey Myers
Donald Lenz
Andrew Redmond

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

The members of the Company’s Compensation and Corporate Governance Committee during fiscal 2006 were Geofrey Myers, Donald Lenz and Andrew Redmond. As of the date of this Proxy Statement the Company’s Compensation and Corporate Governance Committee consists of Geofrey Myers, Robert Molyneux and Thomas Brown. No member of the Company’s Compensation and Corporate Governance Committee is a current or former officer or employee of the Company or any of its subsidiaries, and no director or executive officer is a director or executive officer of any other public corporation that has a director or executive officer who is also a director of the Company.

PERFORMANCE GRAPH

The stock price performance graph below is required by the SEC and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Management Proxy Circular and Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such acts.

The graph below compares the cumulative total shareholder return on the Common Stock of the Company from March 31, 2001 through and including March 31, 2006 with the cumulative total return on the S&P/TSX Composite Total Return Index, the AMEX Market Index and the stocks included in the Hemscott database under the Standard Industrial Code 3944 (Games & Toys, except Bicycles). The graph assumes the investment of $100 in the Company’s Common Stock and in each of the indexes on March 31, 2001 and reinvestment of all dividends. Unless otherwise specified, all dates refer to the last day of each year presented. The stock price information shown on the graph below is not necessarily indicative of future price performance.

	2001	2002	2003	2004	2005	2006
Mad Catz Interactive, Inc.	$100.00	$214.00	$126.00	$144.00	$324.00	$112.00
SIC Code Index	100.00	121.26	123.50	122.74	132.19	124.09
AMEX Market Index	100.00	99.18	94.72	133.87	140.24	172.13
S&P/TSX Composite Total Return	100.00	104.88	86.42	119.02	135.60	174.16

Companies included in the Standard Industrial Code 3944 (Games & Toys, except Bicycles) peer group include: Action Products International, Inc., Corgi International Ltd. ADS, Exx Inc. (Class A and Class B Shares), Gaming Partners International Corporation, Grand Toys International Limited, Hasbro, Inc., Jakks Pacific, Inc., LeapFrog Enterprises, Inc., Mad Catz Interactive, Inc., Mattel, Inc., and Radica Games Limited.

CERTAIN TRANSACTIONS

Geofrey Myers, a director of the Company, is a partner of Lang Michener LLP, a law firm we retained to perform certain legal services in fiscal years 2005 and 2006. We paid Lang Michener LLP $178,134 for legal services in fiscal year 2005 and $113,069 in fiscal year 2006. These fees did not exceed 5% of Lang Michener LLP’s total revenues in either year.

Other than as described above, from April 1, 2005 to the present, there have been no (and there are no currently proposed) transactions in which the amount involved exceeded $60,000 to which the Company or any of its subsidiaries was (or is to be) a party and in which any executive officer, director, 5% beneficial owner of the Company’s Common Stock or member of the immediate family of any of the foregoing persons had (or will have) a direct or indirect material interest, except as set forth below and under “Termination of Employment, Employment Contracts, Change in Responsibilities and Change-in-Control Arrangements.”

Equity Compensation Plan Information

The following table sets forth information regarding all of the Company’s equity compensation plans as of March 31, 2006.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants, and rights	Number of Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	2,099,333	$0.99	3,926,123
Equity compensation plans not approved by security holders	—	—	—

Total	2,099,333	$0.99	3,926,123

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Preliminary Note: The following Report of the Audit Committee of the Board of Directors does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent specifically incorporated by the Company.

The Audit Committee of the Mad Catz Interactive Board of Directors is composed of three independent directors as required by the listing standards of the American Stock Exchange and operates under a written charter adopted by the Board of Directors. The members of the Audit Committee for fiscal year 2006 were Donald Lenz (Chairman), Patrick Brigham and Thomas Brown.

Management is responsible for the Company’s internal controls and the financial reporting process. KPMG LLP, the Company’s Independent Registered Public Accounting Firm for the fiscal year ended March 31, 2006, are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for issuing reports thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The Company’s Independent Registered Public Accounting Firm also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm’s independence. The Audit Committee also considered whether the provision of financial information systems design and other non-audit services by the independent accountants is compatible with their independence.

Based upon the Audit Committee’s discussion with management and the Company’s Independent Registered Public Accounting Firm and the Audit Committee’s review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2006 filed with the Securities and Exchange Commission.

June 6, 2006	The Audit Committee

Patrick Brigham Donald Lenz Thomas Brown

Relevant Education and Experience of Audit Committee Members

By virtue of their prior history and business experience, each of Messrs. Brown, Molyneux and Woodward, the current members of the Company’s Audit Committee, have the relevant experience to meaningfully contribute to the Audit Committee.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit Fees for Fiscal 2005 and 2006

The aggregate fees billed to the Company by KPMG LLP, the Company’s Independent Registered Public Accounting Firm, for the fiscal years ended March 31, 2005 and 2006 are as follows:

	2006	2005
Audit Fees (1)	$313,151	$267,159
Audit-Related Fees	—	—
Tax Fees (2)	$153,634	$96,674
All Other Fees	—	—

(1)	Audit Fees consist of the audit of our annual financial statements included in the Company’s Annual Report on Form 10-K for its 2005 and 2006 fiscal years and Annual Report to Shareholders, review of interim financial statements and services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for those fiscal years.
(2)	Tax Fees consist of fees for tax consultation and tax compliance services.

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of KPMG LLP, and has concluded that the provision of such services is compatible with maintaining the independence of the Company’s auditors.

Representatives of KPMG LLP will be present at the Annual Meeting, will be available to respond to questions and may make a statement if they so desire.

Audit Committee Policy Regarding Pre-Approval of Audit and Permissible Non-Audit Services of the Company’s Independent Auditors

The Company’s Audit Committee has established a policy that all audit and permissible non-audit services provided by the independent auditors will be pre-approved by the Audit Committee. These services may include audit services, audit-related services, tax services and other services. The Audit Committee considers whether the provision of each non-audit service is compatible with maintaining the independence of the Company’s auditors. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Each director, executive officer of the Company, and person who owns more than 10% of a registered class of the Company’s equity securities is required by Section 16(a) of the Securities Exchange Act of 1934 to report to the Securities and Exchange Commission (the “SEC”) his or her transactions in the Company’s securities. Regulations promulgated by the SEC require the Company to disclose in this Management Proxy Circular and Proxy Statement any reporting violations with respect to the 2006 fiscal year, which came to the Company’s attention based on a review of the applicable filings required by the SEC to report such status as an officer or director or such changes in beneficial ownership as submitted to the Company. These statements are based solely on a review of the copies of such reports furnished to the Company by its officers, directors and security holders and a representation that such reports accurately reflect all reportable transactions as holdings.

During the fiscal year ended March 31, 2005, we were a “foreign private issuer,” as that term is defined in Rule 3b-4 of the Securities Exchange Act of 1934 (the “Exchange Act”). A foreign private issuer is exempt from Section 16 of the Exchange Act pursuant to Rule 3a12-3 under the Exchange Act. During the fourth quarter of our fiscal year ended March 31, 2005, we determined that as a result of increases in United States share ownership, under the requirements of the United States federal securities laws, we no longer qualified as a foreign private issuer. Except for the Form 3s for each of our directors and executive officers that were filed in September 2005, we believe that our directors and executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities, have complied with all filing requirements of Section 16(a) for fiscal year 2006 applicable to such persons.

SHAREHOLDER PROPOSALS

Shareholders wishing to submit proposals on matters appropriate for shareholder action to be presented at Mad Catz’ annual meeting of shareholders may do so in accordance with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be included in our proxy materials relating to its 2006 Annual Meeting of Shareholders, all applicable requirements of Rule 14a-8 must be satisfied and such proposals must be received by the Company at its principal executive offices no later than March 30, 2007. Shareholders wishing to bring a proposal before the 2007 Annual Meeting of Shareholders in accordance with Canadian laws must provide written notice of such proposal to our Corporate Secretary at the principal executive offices of the Company no later than May 1, 2007.

OTHER MATTERS

The Board does not intend to bring any other business before the Annual Meeting, and so far as is known to the Board, no matters are to be brought before the Annual Meeting except as specified in the Notice of the Annual Meeting. In addition to the scheduled items of business, the meeting may consider shareholder proposals (including proposals omitted from the Management Proxy Circular and Proxy Statement and form of Proxy pursuant to the proxy rules of the SEC) and matters relating to the conduct of the meeting. As to any other business that may properly come before the meeting, it is intended that proxies will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

ANNUAL REPORT

Our Annual Report on Form 10-K for the fiscal year ended March 31, 2006, as filed by us with the SEC (excluding exhibits), is a portion of the Annual Report that is being mailed, together with this Management Proxy Circular and Proxy Statement, to all shareholders entitled to vote at the Annual Meeting. However, such Annual Report, including the Annual Report on Form 10-K, is not to be considered part of this proxy solicitation material.

COPIES OF THE ANNUAL REPORT ON FORM 10-K (INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES) MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO THE SECRETARY OF THE COMPANY, 181 Bay Street, Suite 2500, Toronto, Ontario M5J 2T7. A request for a copy of the Annual Report on Form 10-K must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of common stock of the Company on July 28, 2006. Exhibits to the Form 10-K, if any, will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

ADDITIONAL INFORMATION

Additional information relating to the Company may be found on SEDAR at www.sedar.com and on EDGAR at www.sec.gov. Shareholders may contact the Secretary of the Company, 181 Bay Street, Suite 2500, Toronto, Ontario M5J 2T7 to obtain free of charge, copies of the Company’s financial statements and Management’s Discussion and Analysis (“MD&A”). Financial information is provided in the Company’s comparative financial statements and MD&A for the Company’s most recently completed financial year.

By Order of the Board of Directors

San Diego, California	Darren Richardson, President and Chief Executive Officer
July 28, 2006

Schedule “A”

MANDATE OF THE MAD CATZ INTERACTIVE, INC. BOARD OF DIRECTORS

The Board of Mad Catz Interactive, Inc., (the “Company”) believes that the appropriate mix of skills, experience, age and gender will help to enhance its performance. The Board’s composition should reflect business experience compatible with the Company’s business objectives.

Composition

The Board is comprised of five directors, all of whom are independent1. Pursuant to the Canada Business Corporations Act, at least 25% of the directors of the Company must be resident Canadians. The Chair of the Board is an independent director.

Meetings

The Board shall meet at least four times annually, or more frequently, as circumstances dictate. In addition, the Board shall hold separate, regularly scheduled meetings of independent directors at which members of management are not present.

Position Descriptions

The Board shall develop clear position descriptions for directors, including the Chair of the Board and the Chair of each Board committee. Additionally, the Board, together with the Chief Executive Officer (“CEO”), shall develop a clear position description for the CEO, which includes defining management’s responsibilities. The Board shall also develop or approve the corporate goals and objectives that the CEO is responsible for meeting.

The Board is elected by the shareholders and represents all shareholders’ interests in continuously creating shareholder value. The following is the mandate of the Board.

•	Advocate and support the best interests of the Company.

•	Review and approve strategic, business and capital plans for the Company and monitor management’s execution of such plans.

•	Review whether specific and relevant corporate measurements are developed and adequate controls and information systems are in place with regard to business performance.

•	Review the principal risks of the Company’s business and pursue the implementation by management of appropriate systems to manage such risks.

•	Monitor progress and efficiency of strategic, business, and capital plans and require appropriate action to be taken when performance falls short of goals.

•	Review measures implemented and maintained by the Company to ensure compliance with statutory and regulatory requirements.

•	Select, evaluate, and compensate the President and CEO.

•	Annually review appropriate senior management compensation programs.

•	Monitor the practices of management against the Company’s disclosure policy to ensure appropriate and timely communication to shareholders of material information concerning the Company.

•	Monitor safety and environmental programs.

•	Monitor the development and implementation of programs for management succession and development.

[1]	For the definition of independent director, please see the Glossary of Terms.

•	Approve selection criteria for new candidates for directorship.

•	Provide new directors with a comprehensive orientation, and provide all directors with continuing education opportunities.

•	Assure shareholders of conformity with applicable statutes, regulations and standards (for example, environmental risks and liabilities, and conformity with financial statements).

•	Regularly conduct assessments of the effectiveness of the Board, as well as the effectiveness and contribution of each Board committee and each individual director.

•	Establish the necessary committees to monitor the Company.

•	Provide advice to and act as a sounding board for the President and CEO.

•	Discharge such other duties as may be required in the good stewardship of the Company.

In addressing its mandate, the Board assumes responsibility for the following approvals:

Financial Approvals:

-	Strategic plan

-	Annual business and capital plans

-	Annual financial statements and auditors’ report

-	Quarterly earnings and press release

-	Budgeted capital expenditures

-	Unbudgeted capital expenditures in excess of US$1,000,000

-	Acquisitions/divestitures

-	Significant financing or refinancing opportunities

-	Dividend policy

-	Share re-purchase programs

-	Individual operating, real property or capital leases having total commitment in excess of US$1,000,000

Human Resources Approvals:

	-	Appointment/succession/dismissal of President and CEO

	-	Compensation of President and CEO

*	-	Executive compensation arrangements and incentive plans

Administration and Compliance Approvals:

	-	Appointment of Board Committees and their Chairs

	-	Nomination of Directors

*	-	Recommendation of Auditors to the Shareholders

	-	Proxy circular

	-	Appointment of Chairman

*	-	Major policies

*	Board may delegate to committees

MAD CATZ INTERACTIVE, INC.

PROXY

SOLICITED BY THE BOARD OF DIRECTORS OF THE CORPORATION FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 29, 2006

The undersigned shareholder of Mad Catz Interactive, Inc. (the “Corporation”) hereby appoints Geofrey Myers Interim Chairman of the Board of Directors, or, failing him, Darren Richardson, President and Chief Executive Officer of the Corporation, or instead of either of the foregoing,                                      as proxy of the undersigned with full power of substitution to attend, vote and otherwise act for and on behalf of the undersigned at the above-noted annual meeting of shareholders of the Corporation and any adjournment thereof (the “Meeting”) to the same extent and with the same powers as if the undersigned was present at the Meeting, and the person named is specifically directed to vote as indicated herein. The undersigned hereby undertakes to ratify and confirm all the said proxy may do by virtue hereof, and hereby revokes any proxy previously given in respect of the Meeting. Without limiting the general authorization and power hereby given, all of the common shares registered in the name of the undersigned are to be voted as follows:

1.

Election of Directors.

INSTRUCTIONS: IF YOU MARK THE “FOR ALL EXCEPT” CATEGORY, INDICATE THE NOMINEE(S) AS TO WHICH YOU DESIRE TO WITHHOLD AUTHORITY BY STRIKING A LINE THROUGH SUCH NOMINEE(S) NAME IN THE LIST BELOW:

Geofrey Myers

Darren Richardson

Thomas R. Brown

Robert J. Molyneux

William Woodward

		FOR ALL ☐	WITHHOLD AS TO ALL ☐	FOR ALL EXCEPT ☐

2.	To appoint KPMG LLP as the Independent Registered Public Accounting Firm of the Company and to authorize the Board of Directors to fix the Independent Registered Public Accounting Firm’s remuneration.	FOR ☐	ABSTAIN ☐

DATED the 28 day of July 2006.

Signature                                        Signature of joint holder, if any                                        Date

Please sign exactly as the shares are issued. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

NOTES:

1.	If no choice is specified, the proxy will be VOTED FOR items 1 and 2.

2.	Shareholders are entitled to vote at the Meeting either in person or by proxy. A proxy must be dated and signed by the shareholder or his or her attorney duly authorized in writing or, if the shareholder is a corporation, by an officer or attorney thereof duly authorized. The signature should agree with the name on this proxy. If the proxy is not dated in the above space, it will be deemed to bear the date on which it was mailed by the Corporation.

3.	Each shareholder has the right to appoint a person to represent the shareholder at the Meeting other than the persons specified above. Such right may be exercised by inserting in the space provided the name of the person to be appointed, who need not be a shareholder of the Corporation.

4.	This proxy confers authority for the above-named persons to vote in their discretion with respect to amendments or variations to the matters identified in the notice of meeting which accompanied this proxy and with respect to other matters which may properly come before the Meeting.